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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 MARCH 16, 1998
                        ---------------------------------
                        (Date of earliest event reported)




                                 ERGOBILT, INC.
               (Exact Name of Registrant as Specified in Charter)



           TEXAS                         0-22077              75-2600529
----------------------------           ------------       -------------------
(State or Other Jurisdiction           (Commission           (IRS Employer
     of Incorporation)                 File Number)       Identification No.)




                              9244 MARKVILLE DRIVE
                               DALLAS, TEXAS 75243
          (Address of Principal Executive Offices, Including Zip Code)




                                 (972) 889-3742
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)



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                                 ERGOBILT, INC.

                                    FORM 8-K


ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     KPMG Peat Marwick LLP ("Former Accountant") was previously Registrant's independent accountant. On March 16, 1998, that firm's appointment as principal accountant was terminated. The decision to change accountants was approved by Registrant's Board of Directors. The Former Accountant's reports on financial statements of ErgoBilt, Inc. for the year ended December 31, 1996, and for the period from June 12, 1995 to December 31, 1995, and BodyBilt Seating, Inc. for each of the past two years contained no adverse opinion or a disclaimer of opinion, nor was any report qualified or modified as to uncertainty, audit scope, or accounting principles. During the periods described above and the interim period preceding the Former Accountant's termination, there have been no disagreements between Registrant and the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     Registrant has provided the Former Accountant with a copy of the disclosures being reported in this report on Form 8-K prior to its filing with the Commission. A copy of the Former Accountant's letter response to this item is attached as an exhibit to this report.

     On March 16, 1998, Coopers & Lybrand LLP ("Principal Accountant") was engaged as Registrant's new independent accountant. The engagement was approved by Registrant's Board of Directors. Registrant has not, prior to such engagement, consulted the Principal Accountant regarding any financial statement matters, or otherwise, of Registrant.

     Registrant has provided the Principal Accountant with a copy of the disclosures being reported in this report on Form 8-K prior to its filing with the Commission. The Principal Accountant had no additional information or comments to address to the Commission in response to this item.

ITEM 7.       (c) EXHIBITS

     The exhibits filed as a part of this report are listed on the Index to Exhibits on page 4 of this report, which index is incorporated in this Item 7(c) by reference.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 20, 1998                        ERGOBILT, INC.


                                             By: /s/ GERARD SMITH
                                                --------------------------------
                                                 Gerard Smith, President and CEO




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                               INDEX TO EXHIBITS


The following exhibit to this report is incorporated herein by reference:

1.   Letter response of KPMG Peat Marwick LLP





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